Gulf South Bank Conference Dan Speight Vice Chairman and COO State Bank Financial Corporation May 16, 2012

2 Cautionary Note Regarding Forward-Looking Statements Certain statements contained in this report that are not statements of historical fact may constitute forward-looking statements. These forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of the words “may,” “would,” “could,” “will,” “expect,” “anticipate,” “believe,” “intend,” “plan” and “estimate,” as well as similar expressions. These forward-looking statements include statements related to our projected growth, anticipated future financial performance, and management’s long-term performance goals, as well as statements relating to the anticipated effects on results of operations and financial condition from expected developments or events, or business and growth strategies, including anticipated internal growth and plans to establish or acquire banks or the assets of failed banks. These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from those anticipated in such statements. Potential risks and uncertainties include the following: • general economic conditions (both generally and in our markets) may be less favorable than expected, which could result in, among other things, a continued deterioration in credit quality, a further reduction in demand for credit and a further decline in real estate values; • the general decline in the real estate and lending markets, particularly in our market areas, may continue to negatively affect our financial results; • our ability to raise additional capital may be impaired if current levels of market disruption and volatility continue or worsen; • we may be unable to collect reimbursements on losses that we incur on our assets covered under loss share agreements with the FDIC as we anticipate; • costs or difficulties related to the integration of the banks we acquired or may acquire from the FDIC as receiver may be greater than expected; • restrictions or conditions imposed by our regulators on our operations may make it more difficult for us to achieve our goals; • legislative or regulatory changes, including changes in accounting standards and compliance requirements, may adversely affect us; • competitive pressures among depository and other financial institutions may increase significantly; • changes in the interest rate environment may reduce margins or the volumes or values of the loans we make or have acquired; • other financial institutions have greater financial resources and may be able to develop or acquire products that enable them to compete more successfully than we can; • our ability to attract and retain key personnel can be affected by the increased competition for experienced employees in the banking industry; • adverse changes may occur in the bond and equity markets; • war or terrorist activities may cause further deterioration in the economy or cause instability in credit markets; • economic, governmental or other factors may prevent the projected population, residential and commercial growth in the markets in which we operate; and • we will or may continue to face the risk factors discussed from time to time in the periodic reports we file with the SEC. For these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on the forward-looking statements, which speak only as of the date of this report. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. See Item 1A, Risk Factors, in our Annual Report on Form 10-K for the year ended December 31, 2011, as well as Part II, Item 1A, Risk Factors, in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, for a description of some of the important factors that may affect actual outcomes.

3 Profile Company Metrics Recognition  State Bank Financial Corporation (NASDAQ:STBZ) Headquarters: Atlanta, GA  Banking Subsidiary: State Bank and Trust Company Headquarters: Macon, GA  Total Assets: $2.68 billion  Total Loans: $1.55 billion  Total Deposits: $2.19 billion  Market Cap: $518.6 million as of May 11, 2012  SNL Financial LC named State Bank the best performing community bank in the U.S. for 2011 based on banks with $500 million to $5 billion in total assets  Bank Director Magazine named State Bank top performing bank in the U.S., a ranking of the 150 largest U.S. publicly-traded banks and thrifts based on 2010 calendar-year financials

4 History  Chartered in 2005  Headquartered in Pinehurst, GA  Assets of $34.8 million as of 6/30/09  Recapitalization/ change of control in July 2009 Legacy Franchise FDIC Assisted Acquisitions Today Mission Statement: State Bank will improve the financial well being of our clients, earn a superior return for our shareholders, and create exceptional career opportunities for our team members.

5 Network Statistics Source: SNL Financial, FDIC data as of 6/30/11 STBZ branch count as of 3/31/12 Macon Warner Robins Atlanta Deposits $1.12B $255.8mm $1.3B Marketshare Rank 1 2 10 Marketshare % 34.69% 19.99% 1.13% Branches 13 3 7 Competitor Branches 55 26 1,361 Branch Share % 19% 10% .51% Avg Deposits/Branch $86.1mm $85.2mm $185.7mm Avg Competitor Deposits/Branch $38.4mm $39.4mm $83.8mm Deposit Statistics by MSA Financial Center Locations  23 branches located in Macon, Warner Robins, and Atlanta MSAs; markets that represent 2/3 of deposits in Georgia  Average deposits per branch more than double average competitor deposits per branch in all MSAs

6 1st Quarter 2012 Results Common Stock Data 1Q12 Basic earnings per share $0.16 Diluted earnings per share 0.16 Book value per share at period end 12.88 Tangible book value per share at period end 12.62 Key Metrics Yield on earning assets 7.60 % Cost of funds 0.52 Net interest margin 7.03 Nonperforming loans to total noncovered loans (1): 0.52 Leverage ratio 15.06 Tier I risk-based capital ratio 32.92 1Q12 Overview  Net income of $5.1 million  Continued improvement on the rebuilding of a core banking franchise  5% growth of noninterest-bearing deposits as well as aggressive repricing of higher cost deposits led to an 8 bps decrease in cost of funds from 4Q11  Over $50 million of well underwritten organic loan growth  Noninterest expenses were down $4 million from 4Q11 (1) The ratio of nonperforming covered loans to total covered loans is not presented, as there are no covered loans classified as nonperforming.

7 Strategic Priority: Cost of Funds Cost of Funds  52 bps at end of 1Q12  Reduced by 89 bps since 4Q10  Noninterest-bearing deposits now make up 14.3% of total deposits 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 Noninterest-Bearing Deposits to Total Deposits Cost of Funds N o n in ter es t- B ea ri n g D ep o sit s to T o ta l Dep o sit s ( % ) Co st o f Fu n d s

8 Strategic Priority: Earning Assets Earning Assets 0 200 400 600 800 1,000 1,200 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 Noncovered Covered  Significant progress over the past 2 years of replacing covered loans with noncovered organic loans  Noncovered loans grew by $53.6 million in 1Q12  Noncovered loans now make up 48.8% of total gross loans ( d o llar s in mi llio n s)

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10 Well Positioned Franchise Efficient Network in Attractive Markets Special Asset Expertise Mitigated Credit Risk Balance Sheet Strength Management Depth  Scalable core banking operations in attractive markets  A highly effective problem asset resolution business  Capital levels to support organic and opportunistic growth  Team with a track record of successful integrations and building long-term shareholder value  Credit risk mitigated by covered assets and timing of when non-covered assets were generated (commencing July 2009)

11 Q&A